POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED SEPTEMBER 6, 2012 TO THE SUMMARY
PROSPECTUS DATED MARCH 1, 2012 OF:

PowerShares International Corporate Bond Portfolio

On September 28, 2012, the methodology by which S&P International Corporate Bond Index®, the underlying index for the PowerShares International Corporate Bond Portfolio, is formulated will change. Accordingly, the following changes to the summary prospectus are made effective on that date:

•  On page 1, the second and third sentences in the first paragraph under the section titled "Principal Investment Strategies" are hereby deleted and replaced with the following:

The Underlying Index measures the performance of investment grade corporate bonds issued in the following currencies of Group of Ten ("G10") countries, excluding the U.S. Dollar (USD): Australia Dollar (AUD), British Pound (GBP), Canadian Dollar (CAD), Euro (EUR), Japanese Yen (JPY), New Zealand Dollar (NZD), Norwegian Krone (NOK), Swedish Krona (SEK) and Swiss Franc (SFR). Standard & Poor's (the "Index Provider") constructs the Underlying Index from investment grade corporate bonds denominated in the currencies noted above.

Please Retain This Supplement For Future Reference.

P-PICB-SUMPRO-1 SUP-1 090612